CALAMOS® FAMILY OF FUNDS

Supplement dated February 1, 2019 to the

CALAMOS® INVESTMENT TRUST

Prospectus dated March 1, 2018,

as supplemented June 29, 2018 and August 30, 2018, and

Statement of Additional Information dated March 1, 2018,

as supplemented on June 29, 2018, July 23, 2018, and November 1, 2018

Effective on March 1, 2019, the Hedged Equity Income Fund will be renamed as shown in the table below.

Current Fund Name	New Fund Name
Calamos Hedged Equity Income Fund	Calamos Hedged Equity Fund

Effective on March 1, 2019, the following language shall be included immediately preceding the sub-section titled “Conversion to Class I Shares” under the section titled “Class C shares” beginning on page 111 of the Prospectus:

Automatic Conversion to Class A Shares

As of March 1, 2019 (the “Effective Date”), Class C shares of the Calamos Funds, including Class C shares purchased prior to the Effective Date, will be eligible for conversion to Class A shares of the same Fund approximately ten years after the date of each original purchase. It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. Prior to the Effective Date, for shareholders investing in Class C shares through certain financial intermediaries, retirement plans and/or group retirement recordkeeping platforms, omnibus accounts, and in certain other instances, the Fund and its agents may not have been tracking such holding periods, nor currently have the operational and systems capabilities to do so, or they may lack such capabilities entirely, and as such, may not be able to effectively administer this conversion option. Where such limitations exist, the conversion of Class C shares to Class A shares may still occur ten years after the Effective Date, or sooner, provided the shareholder provides documentation to support such a conversion. To determine eligibility for conversions in these circumstances, it is the responsibility of the shareholder and/or their financial advisor to notify the Fund, or the financial intermediary through which the shares are held, that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to provide records that substantiate the holding period of Class C shares.

The conversion of Class C shares to Class A shares will be on the basis of the NAV per share, without the imposition of the Class A share sales load or any additional sales loads, fees, or other charges. Class C shares of a Fund acquired through the reinvestment of dividends and/or capital gains distributions will convert to Class A shares of the same Fund on a pro rata basis once automatic conversions commence. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Class C shareholders should contact their financial intermediary for information on the availability of Class A shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class A.

Additionally, certain financial intermediaries may implement a conversion holding period of less than ten years, or have additional or differing eligibility requirements than those described in the prospectus. Any such conversion policy is solely the responsibility of the respective financial intermediary to administer and support. Please consult with the financial intermediary through which you hold Fund shares for further information about any such conversion option. However, shareholders must have held the Class C shares being converted for a minimum of one year from the date of purchase of those shares. Shares still subject to a contingent deferred sales charge are not eligible for such conversions. Share class conversions are not eligible for contingent deferred sales charge waivers.

Effective on March 1, 2019, the following language shall be included immediately preceding the section titled “Class T Shares” beginning on page 112 of the Prospectus:

Advisory Programs Eligible for Class I Shares

Class I shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. If a shareholder that holds Class I shares of a Fund no longer participates in an Advisory Program, the Class I shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Class A shares’ Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund, and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

Please retain this supplement for future reference